UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 11, 2012

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 11, 2012, Magnum Hunter Resources Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as the representatives for the several underwriters named therein (the “Underwriters”), to issue and sell to the Underwriters in a firm commitment underwritten public offering an aggregate of 35,000,000 shares of its common stock, $0.01 par value (the “Common Stock”). The Common Stock was priced at $4.50 per share (less customary underwriters’ discounts and commissions), and the Underwriting Agreement provides for closing on May 16, 2012 subject to the satisfaction of customary closing conditions.  The Company also granted the Underwriters a 30-day option to purchase up to 5,250,000 additional shares to cover over-allotments, if any.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.  The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Purchase Agreement

On May 11, 2012, the Company and certain of its wholly-owned subsidiaries (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several purchasers named therein (the “Purchasers”), in which the Company agreed to issue and sell to the Purchasers in a private offering $450,000,000 aggregate principal amount of the Company’s 9.750% Senior Notes due 2020 (the “Senior Notes”).  The Senior Notes were priced at 98.646% of the principal amount of the Senior Notes and are unsecured and unconditionally guaranteed by the Guarantors as to the payment of principal and interest.  The Purchase Agreement provides for closing on May 16, 2012 subject to the satisfaction of customary closing conditions.  The Senior Notes are expected to be issued under an indenture dated as of May 16, 2012.

The Senior Notes are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction.  The Purchasers intend to resell the Senior Notes to qualified institutional buyers in reliance on Rule 144A of the Securities Act and to persons outside the United States under Regulation S of the Securities Act.

The Purchase Agreement provides that the holders of the Senior Notes will be entitled to the benefits of a registration rights agreement, pursuant to which the Company will agree to file a registration statement with the Securities and Exchange Commission pursuant to which the Company will exchange substantially identical registered senior notes for the unregistered Senior Notes or under certain circumstances register the resale of the Senior Notes under the Securities Act.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Guarantors, on one hand, and the Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Some of the Purchasers or their affiliates have provided investment banking, commercial banking and financial advisory services for the Company from time to time for which they have received, and will receive, customary fees and reimbursements of expenses and may in the future provide additional services.  Affiliates of certain of the Purchasers are lenders under the Company’s term loan and revolving credit facilities and will be repaid with a portion of the net proceeds of the offering.

Lock-Up Agreements

The Underwriting Agreement obligates the Company not to sell, issue or pledge Common Stock, or securities  convertible into  Common Stock, for 90 days following the closing of the public offering of Common Stock.  Such lock-up is subject to certain exceptions to permit grants and exercises of employee stock options, issuances of Common Stock upon exercise of outstanding warrants, and other customary transactions.  Pursuant to the separate lock-up agreements, all of the Company’s directors and executive officers agree not to sell or pledge their Common Stock, or securities convertible into Common Stock, for 90 days.  The individual lock-ups contain exceptions to, among other things, facilitate cashless exercises of stock options, transfers other than for value, court-ordered transfers and transfers required by law and to take into account the existing pledges of portions or substantially all of certain directors’ and executive officers’ Common Stock, including the pledge by the Company’s Chief Executive Officer of substantially all of his Common Stock.

A copy of the form of lock-up agreement is attached as Exhibit A to the Underwriting Agreement filed as Exhibit 1.1 hereto and is incorporated by reference herein.  The description of the lock-up agreements in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the form of lock-up agreement.

This Current Report on Form 8-K and the statements contained in Exhibits 1.1, 10.1 and 99.1 do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Item 8.01.              Other Events.

In connection with the offering of the Senior Notes, the Company intends to distribute a confidential offering memorandum related to the Senior Notes (the “Offering Memorandum”) to prospective investors on or after May 14, 2012. The Offering Memorandum contains  unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Statements”) as of March 31, 2012 and for the year ended December 31, 2011, and the notes related thereto, which account for the Senior Notes, the concurrent offering of Common Stock described in Item 1.01 of this Current Report on Form 8-K, and the following previously announced transactions: (i) the acquisition by the Company of substantially all of the assets of Eagle Operating, Inc.; (ii) the acquisition by the Company of all of the assets of TransTex Gas Services, LP; (iii) the sale by Eureka Hunter Holdings, LLC, a subsidiary of the Company (“Eureka Holdings”), of preferred units to an affiliate of ArcLight Capital Partners, LLC (“ArcLight”) and concurrent commitment by ArcLight to invest capital in Eureka Holdings; (iv) the acquisition by the Company of Baytex Energy USA Ltd.’s interest in certain Williston Basin properties; and (iv) the acquisition of certain acreage in the Utica Shale.  In addition, the Offering Memorandum contains certain summary historical and pro forma operating and reserve information (the “Summary Financial Information”) for the years ended December 31, 2011 and 2010, and the quarter ended March 31, 2012.  The Pro Forma Financial Statements and the Summary Financial Information are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

The Offering Memorandum contains forward-looking statements regarding the Company based on current expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of these statements are beyond the Company’s ability to control or predict. The Company does not undertake any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated May 11, 2012, between the Company and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as the representatives for the several underwriters named therein

99.1

Summary Historical and Pro Forma Operating and Reserve Information and Unaudited Pro Forma Financial Information for various periods during the two-year period ended December 31, 2011 and the quarter ended as of March 31, 2012, and the notes related therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 14, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated May 11, 2012, between the Company and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as the representatives for the several underwriters named therein

99.1

Summary Historical and Pro Forma Operating and Reserve Information and Unaudited Pro Forma Financial Information for various periods during the two-year period ended December 31, 2011 and the quarter ended as of March 31, 2012, and the notes related therein